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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                            ________________________

                                    FORM 8-K
                            ________________________


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 24, 2006


                            ________________________


                        GOLDEN WEST FINANCIAL CORPORATION

                            ________________________



                          Commission file number 1-4629

               Incorporated Pursuant to the Laws of Delaware State

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01. Regulation FD Disclosure.

       The following information is furnished under Item 2.02 (Results of Operations and Financial Condition).

       Exhibit No.           Exhibit
       -----------           -------

              99.1           Fourth Quarter 2005 Earnings Press Release

              99.2           December 2005 Thirteen Month Statistical Data Press
                             Release






                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GOLDEN WEST FINANCIAL CORPORATION


Dated: January 24, 2006                        By:  /s/ Russell W. Kettell
                                                   -----------------------------
                                                   Russell W. Kettell
                                                   President and
                                                   Chief Financial Officer